UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported)
May 18, 2022
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16411	80-0640649
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

2980 Fairview Park Drive, Falls Church, VA 22042
(Address of principal executive offices)(Zip Code)

(703) 280-2900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
At the 2022 Annual Meeting held on May 18, 2022, shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on April 1, 2022.

The results detailed below for the proposals presented at the Annual Meeting represent the final voting results as certified by the Inspectors of Election.

Management Proposals

Proposal 1

The shareholders elected the following thirteen directors: Kathy J. Warden, David P. Abney, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Graham N. Robinson, Gary Roughead, Thomas M. Schoewe, James S. Turley and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Kathy J. Warden	123,611,868	3,464,295	384,278	13,097,094
David P. Abney	125,371,631	1,481,768	607,041	13,097,094
Marianne C. Brown	124,584,674	2,271,287	604,480	13,097,094
Donald E. Felsinger	121,781,149	5,074,906	604,385	13,097,094
Ann M. Fudge	124,794,210	2,123,900	542,331	13,097,094
William H. Hernandez	125,219,521	1,648,243	592,676	13,097,094
Madeleine A. Kleiner	120,113,280	4,534,989	2,812,172	13,097,094
Karl J. Krapek	123,086,859	3,793,132	580,450	13,097,094
Graham N. Robinson	125,539,914	1,357,177	536,350	13,097,094
Gary Roughead	124,896,811	2,053,703	509,927	13,097,094
Thomas M. Schoewe	120,639,592	6,239,088	581,761	13,097,094
James S. Turley	118,334,949	8,536,751	588,741	13,097,094
Mark A. Welsh III	125,574,159	1,366,178	520,105	13,097,094

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
122,047,000	4,296,524	1,116,900	13,097,094

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2021 with a vote of 134,598,218 shares for, 5,491,213 shares against and 467,184 abstentions.

Shareholder Proposal

Proposal 4

The shareholder proposal to change the ownership threshold for shareholders to call a special meeting received votes representing just over 50% of votes cast.

For	Against	Abstain	Broker Non-Vote
63,526,028	62,532,722	1,396,747	13,097,094

The Board of Directors will carefully consider the shareholders' votes on these proposals and the feedback received in the course of our shareholder engagement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION
(Registrant)

By:	/s/ Jennifer C. McGarey
(Signature) Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 23, 2022